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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 29, 2002
Date of report:

DIMON INCORPORATED
(Exact name of registrant as specified in its charter)

Virginia	000-25734, 001-13684	54-1746567
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(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Bridge Street Danville, Virginia 24541 (Address of principal executive offices)

(434) 792-7511 (Registrant's telephone number, including area code)

N/A (former name of former address, if changed since last report)

DIMON Incorporated and Subsidiaries

ITEM 9.	Regulation FD Disclosure.

A.	Sworn Statements

          On August 29, 2002, pursuant to Securities and Exchange Commission Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended, the registrant delivered to the Securities and Exchange Commission (the “Commission”) sworn statements of Brian J. Harker, the registrant’s principal executive officer, and James A. Cooley, the registrant’s principal financial officer.  Conformed copies of the sworn statements are attached hereto as Exhibits 99.1 and 99.2.

B.	906 Certification Statements

          On August 29, 2002, the registrant filed with the Commission its Annual Report on Form 10-K for the fiscal year ended June 30, 2002 accompanied by the certifications of Brian J. Harker, the registrant’s chief executive officer, and James A. Cooley, the registrant’s chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.  Conformed copies of the certifications are attached hereto as Exhibits 99.3 and 99.4.

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DIMON Incorporated and Subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2002	DIMON Incorporated
		Registrant

		By: /s/ Thomas G. Reynolds
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	Thomas G. Reynolds Vice President – Controller (Principal Accounting Officer)

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DIMON Incorporated and Subsidiaries

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.

99.1	Sworn Statement of Principal Executive Officer for the Principal Executive Officer, Brian J. Harker……....	5

99.2	Sworn Statement of Principal Financial Officer for the Principal Financial Officer, James A. Cooley…....	6

99.3	Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 for the Chief Executive Officer, Brian J. Harker………....	7

99.4	Certification of Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 for the Chief Financial Officer, James A. Cooley ……..	8

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